EXHIBIT 99.1

                    Characteristics of final mortgage pool



                                                          Mortgage Rates(1)

                                                                                                                            Weighted
                      Number of          Aggregate  Percent of            Average   Weighted Average      Weighted  Average Original
                       Mortgage  Principal Balance    Mortgage  Principal Balance  Remaining Term to  Average FICO     Loan-to-Value
Mortgage Rate (%)         Loans        Outstanding       Loans    Outstanding ($)  Maturity (Months)  Credit Score         Ratio (%)
------------------------------------------------------------------------------------------------------------------------------------
5.625..............           2        $875,200.00       0.17%         437,600.00                360           632             63.76
5.750..............          10       8,183,888.68       1.55          818,388.87                358           708             69.55
5.780..............           1         540,000.00       0.10          540,000.00                359           659             90.00
5.875..............          18       9,700,307.49       1.83          538,905.97                356           680             72.73
5.950..............           1         621,000.00       0.12          621,000.00                360           690             89.74
6.000..............          28      18,170,852.67       3.43          648,959.02                358           686             70.86
6.030..............           1         458,600.00       0.09          458,600.00                360           647             87.35
6.125..............          26      14,372,220.04       2.72          552,777.69                359           694             70.78
6.130..............           1         487,726.44       0.09          487,726.44                359           635             90.00
6.250..............          68      43,787,720.90       8.28          643,937.07                360           700             73.66
6.280..............           2       1,123,000.00       0.21          561,500.00                360           643             88.78
6.375..............          93      55,759,418.90      10.54          599,563.64                359           692             73.38
6.490..............           1         426,153.91       0.08          426,153.91                356           794             90.00
6.500..............         133      77,510,787.51      14.65          582,787.88                360           701             75.94
6.625..............          86      53,308,774.88      10.08          619,869.48                359           702             72.16
6.655..............           1         504,000.00       0.10          504,000.00                360           643             90.00
6.680..............           1         601,010.22       0.11          601,010.22                358           650             89.85
6.750..............         114      69,882,367.56      13.21          613,003.22                358           707             75.51
6.875..............         111      68,882,975.47      13.02          620,567.35                359           709             74.81
7.000..............          47      30,077,949.27       5.69          639,956.37                359           709             73.39
7.125..............          29      17,964,098.25       3.40          619,451.66                359           720             73.83
7.250..............          43      29,049,868.79       5.49          675,578.34                359           700             74.70
7.375..............          14       8,464,940.14       1.60          604,638.58                359           687             73.26
7.500..............          17       8,880,514.22       1.68          522,383.19                359           696             79.04
7.625..............           2       1,831,500.00       0.35          915,750.00                360           732             80.00
7.750..............           4       2,298,782.16       0.43          574,695.54                359           705             80.00
7.875..............           3       1,617,930.00       0.31          539,310.00                360           696             80.00
8.000..............           4       3,617,950.00       0.68          904,487.50                360           720             76.64
                      ---------  -----------------  ----------
  Total............         861    $528,999,537.50     100.00%
                      =========  =================  ==========

----------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of the interest premium charge by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans (as so adjusted) was approximately 6.652% per annum. Without the adjustment, the weighted average mortgage rate of the mortgage loans was approximately 6.656% per annum.


                                             Current Mortgage Loan Principal Balances(1)

                                                                                                                            Weighted
                                                                                                            Weighted         Average
Range of                                       Number of          Aggregate  Percent of            Average   Average  Remaining Term
Current Mortgage                                Mortgage  Principal Balance    Mortgage  Principal Balance  Mortgage     to Maturity
Loan Principal Balances ($)                        Loans        Outstanding       Loans    Outstanding ($)   Rate(%)        (Months)
------------------------------------------------------------------------------------------------------------------------------------
400,000.01   -   450,000.00..................        145     $63,122,487.34      11.93%         435,327.50     6.594             359
450,000.01   -   500,000.00..................        187      88,926,240.34      16.81          475,541.39     6.646             359
500,000.01   -   550,000.00..................        130      68,376,572.55      12.93          525,973.64     6.661             359
550,000.01   -   600,000.00..................        102      58,495,595.69      11.06          573,486.23     6.695             359
600,000.01   -   650,000.00..................         94      59,483,889.29      11.24          632,807.33     6.695             359
650,000.01   -   700,000.00..................         34      23,050,046.48       4.36          677,942.54     6.631             359
700,000.01   -   750,000.00..................         33      24,002,254.21       4.54          727,341.04     6.646             359
750,000.01   - 1,000,000.00..................         92      81,722,692.46      15.45          888,290.14     6.644             359
1,000,000.01 - 1,500,000.00..................         34      43,410,252.11       8.21        1,276,772.12     6.741             359
1,500,000.01 - 2,000,000.00..................         10      18,409,507.03       3.48        1,840,950.70     6.559             359
                                               ---------    ---------------     -------
 Total........................................       861    $528,999,537.50     100.00%
                                               =========    ===============     =======


                                               Weighted       Weighted
                                                Average        Average
Range of                                           FICO       Original
Current Mortgage                                 Credit  Loan-to-Value
Loan Principal Balances ($)                       Score      Ratio (%)
----------------------------------------------------------------------
400,000.01 -    450,000.00...................       698          76.41
450,000.01 -    500,000.00...................       689          76.38
500,000.01 -    550,000.00...................       699          77.10
550,000.01 -    600,000.00...................       706          76.94
600,000.01 -    650,000.00...................       706          74.97
650,000.01 -    700,000.00...................       699          70.58
700,000.01 -    750,000.00...................       703          71.11
750,000.01 - 1,000,000.00....................       703          70.66
1,000,000.01 - 1,500,000.00..................       713          70.37
1,500,000.01 - 2,000,000.00..................       720          70.22

----------
(1) As of the cut-off date, the average current mortgage loan principal balance of the mortgage loans was approximately $614,401.


                                                        FICO Credit Scores(1)

                                                                                                   Weighted  Weighted       Weighted
                                                                                   Weighted         Average   Average        Average
                      Number of          Aggregate  Percent of            Average   Average  Remaining Term      FICO       Original
Range of               Mortgage  Principal Balance    Mortgage  Principal Balance  Mortgage     to Maturity    Credit  Loan-to-Value
FICO Credit Scores        Loans        Outstanding       Loans    Outstanding ($)   Rate(%)        (Months)     Score      Ratio (%)
------------------------------------------------------------------------------------------------------------------------------------
619 and Below......           2        $862,500.00       0.16%         431,250.00     6.371             360       606          77.57
620 - 639..........          86      47,764,004.46       9.03          555,395.40     6.455             359       631          74.13
640 - 659..........         118      67,271,576.53      12.72          570,098.11     6.460             359       652          76.15
660 - 679..........         114      70,222,509.96      13.27          615,986.93     6.794             359       671          72.38
680 - 699..........         153      96,297,919.77      18.20          629,398.17     6.676             359       689          73.56
700 - 719..........         101      64,344,069.65      12.16          637,070.00     6.834             359       708          75.67
720 and Above......         287     182,236,957.13      34.45          634,971.98     6.658             359       754          74.28
                      ---------  -----------------  ----------
  Total............         861    $528,999,537.50     100.00%
                      =========  =================  ==========

---------
(1)    As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the mortgage loans was approximately 701.


                                                       Documentation Programs

                                                                                                   Weighted  Weighted       Weighted
                                                                                   Weighted         Average   Average        Average
                      Number of          Aggregate  Percent of            Average   Average  Remaining Term      FICO       Original
Documentation          Mortgage  Principal Balance    Mortgage  Principal Balance  Mortgage     to Maturity    Credit  Loan-to-Value
Program                   Loans        Outstanding       Loans    Outstanding ($)   Rate(%)        (Months)     Score      Ratio (%)
------------------------------------------------------------------------------------------------------------------------------------
Alternative........          52     $27,956,930.74       5.28%         537,633.28     6.459             359       665          76.87
CLUES Plus.........           5       3,776,629.17       0.71          755,325.83     6.629             360       641          73.66
Full...............         213     132,161,630.12      24.98          620,477.14     6.501             359       667          74.98
Preferred..........          22      14,106,617.74       2.67          641,209.90     6.450             359       764          78.15
Reduced............         569     350,997,729.73      66.35          616,867.71     6.739             359       715          73.69
                      ---------  -----------------  ----------
   Total...........         861    $528,999,537.50     100.00%
                      =========  =================  ==========




                                                 Original Loan-to-Value Ratios(1)(2)

                                                                                                   Weighted  Weighted       Weighted
                                                                                   Weighted         Average   Average        Average
Range of Original     Number of          Aggregate  Percent of            Average   Average  Remaining Term      FICO       Original
Loan-to-Value          Mortgage  Principal Balance    Mortgage  Principal Balance  Mortgage     to Maturity    Credit  Loan-to-Value
Ratios (%)                Loans        Outstanding       Loans    Outstanding ($)   Rate(%)        (Months)     Score      Ratio (%)
------------------------------------------------------------------------------------------------------------------------------------
50.00 and Below....          19     $12,932,170.69       2.44%         680,640.56     6.590             359       709          40.53
50.01 to 55.00.....          18      11,961,895.00       2.26          664,549.72     6.580             354       701          53.19
55.01 to 60.00.....          25      17,044,934.62       3.22          681,797.38     6.512             358       682          57.77
60.01 to 65.00.....          44      32,461,872.82       6.14          737,769.84     6.584             359       705          62.75
65.01 to 70.00.....          82      61,527,345.02      11.63          750,333.48     6.589             359       700          68.47
70.01 to 75.00.....         131      91,351,033.83      17.27          697,336.14     6.679             359       703          73.91
75.01 to 80.00.....         510     284,965,748.81      53.87          558,756.37     6.683             359       703          79.56
80.01 to 85.00.....           5       2,415,101.05       0.46          483,020.21     6.610             359       682          84.65
85.01 to 90.00.....          27      14,339,435.66       2.71          531,090.21     6.738             359       675          89.35
                      ---------  -----------------  ----------
  Total                     861    $528,999,537.50     100.00%
                      =========  =================  ==========

---------
(1)    As of the cut-off date, the weighted average original Loan-to-Value
       Ratio of the mortgage loans was approximately 74.30%. (2) Does not take into account any secondary financing on the mortgage loans that may exist at the time of origination.




                                            State Distribution of Mortgaged Properties(1)

                                                                                                   Weighted  Weighted       Weighted
                                                                                   Weighted         Average   Average        Average
                      Number of          Aggregate  Percent of            Average   Average  Remaining Term      FICO       Original
                       Mortgage  Principal Balance    Mortgage  Principal Balance  Mortgage     to Maturity    Credit  Loan-to-Value
State                     Loans        Outstanding       Loans    Outstanding ($)   Rate(%)        (Months)     Score      Ratio (%)
------------------------------------------------------------------------------------------------------------------------------------
California.........         357    $213,461,378.43      40.35%         597,931.03     6.616             359       705          74.20
Florida............          46      31,170,461.71      5.89%          677,618.73     6.753             359       714          75.86
Hawaii.............          18      13,788,843.04      2.61%          766,046.84     6.565             360       731          65.19
Illinois...........          24      17,015,967.00      3.22%          708,998.63     6.935             360       695          73.71
Maryland...........          33      18,326,156.92      3.46%          555,338.09     6.673             359       681          77.04
Nevada.............          18      10,780,308.93      2.04%          598,906.05     6.407             358       724          73.87
New Jersey.........          38      21,025,609.31      3.97%          553,305.51     6.752             359       695          73.62
New York...........          65      42,553,091.44      8.04%          654,662.95     6.717             360       709          73.84
Texas..............          23      17,785,065.58      3.36%          773,263.72     6.586             359       695          73.81
Virginia...........          30      18,410,013.29      3.48%          613,667.11     6.505             359       681          75.06
Washington.........          28      16,390,437.70      3.10%          585,372.78     6.645             359       688          75.21
Other(less than 2%)         181     108,292,204.15     20.47%          598,299.47     6.695             359       693          74.99
                      ---------  -----------------  ----------
   Total...........         861    $528,999,537.50     100.00%
                      =========  =================  ==========

---------
(1)    The Other row in the preceding table includes 29 other states and the
       District of Columbia with under 2% concentrations individually. No more than approximately 0.739% of the mortgage loans were secured by mortgaged properties located in any one postal zip code area.


                                                            Loan Purpose

                                                                                                   Weighted  Weighted       Weighted
                                                                                   Weighted         Average   Average        Average
                      Number of          Aggregate  Percent of            Average   Average  Remaining Term      FICO       Original
                       Mortgage  Principal Balance    Mortgage  Principal Balance  Mortgage     to Maturity    Credit  Loan-to-Value
Loan Purpose              Loans        Outstanding       Loans    Outstanding ($)   Rate(%)        (Months)     Score      Ratio (%)
------------------------------------------------------------------------------------------------------------------------------------
Refinance
(cash-out).........         369    $224,418,591.63      42.42%         608,180.47     6.611             359       684          71.94
Purchase...........         398     242,462,880.62      45.83          609,203.22     6.697             359       718          77.22
Refinance
(rate/term)........          94      62,118,065.25      11.74          660,830.48     6.661             359       698          71.38
                      ---------  -----------------  ----------
  Total............         861    $528,999,537.50     100.00%
                      =========  =================  ==========




                                                    Types of Mortgaged Properties

                                                                                                   Weighted  Weighted       Weighted
                                                                                   Weighted         Average   Average        Average
                      Number of          Aggregate  Percent of            Average   Average  Remaining Term      FICO       Original
                       Mortgage  Principal Balance    Mortgage  Principal Balance  Mortgage     to Maturity    Credit  Loan-to-Value
Property Type             Loans        Outstanding       Loans    Outstanding ($)   Rate(%)        (Months)     Score      Ratio (%)
------------------------------------------------------------------------------------------------------------------------------------
2-4 Family
Residence..........          28     $23,439,291.35       4.43%         837,117.55     6.723             360       731          72.48
High-rise
Condominium........          58      36,934,484.50       6.98          636,801.46     6.685             359       743          77.57
Low-rise
Condominium........          37      21,206,095.19       4.01          573,137.71     6.814             359       704          75.15
Planned Unit
Development........         183     114,152,038.65      21.58          623,781.63     6.640             359       695          73.72
Single Family
Residence..........         555     333,267,627.81      63.00          600,482.21     6.644             359       697          74.21
                      ---------  -----------------  ----------
  Total............         861    $528,999,537.50     100.00%
                      =========  =================  ==========


                                                         Occupancy Types(1)

                                                                                                   Weighted  Weighted       Weighted
                                                                                   Weighted         Average   Average        Average
                      Number of          Aggregate  Percent of            Average   Average  Remaining Term      FICO       Original
                       Mortgage  Principal Balance    Mortgage  Principal Balance  Mortgage     to Maturity    Credit  Loan-to-Value
Occupancy Type            Loans        Outstanding       Loans    Outstanding ($)   Rate(%)        (Months)     Score      Ratio (%)
------------------------------------------------------------------------------------------------------------------------------------
Primary Residence..         749    $457,475,339.04      86.48%         610,781.49     6.627             359       698          74.25
Investment Property          69      40,294,215.80       7.62          583,974.14     6.975             358       729          76.00
Secondary Residence          43      31,229,982.66       5.90          726,278.67     6.678             359       714          72.73
                      ---------  -----------------  ----------
  Total............         861    $528,999,537.50     100.00%
                      =========  =================  ==========

-----------
(1)    Based upon representations of the related borrowers at the time of origination.




                                                   Remaining Terms to Maturity(1)

                                                                                             Weighted       Weighted
                                                                                   Weighted   Average        Average
                      Number of          Aggregate  Percent of            Average   Average      FICO       Original
Remaining Term         Mortgage  Principal Balance    Mortgage  Principal Balance  Mortgage    Credit  Loan-to-Value
to Maturity (Months)      Loans        Outstanding       Loans    Outstanding ($)   Rate(%)     Score      Ratio (%)
--------------------------------------------------------------------------------------------------------------------
360................         472    $289,063,015.00      54.64%         612,421.64     6.660       703          74.61
359................         238     150,536,379.71      28.46          632,505.80     6.648       701          73.18
358................         108      62,516,703.08      11.82          578,858.36     6.736       696          75.78
357................          23      13,447,857.62       2.54          584,689.46     6.639       692          77.99
356................          10       5,603,431.70       1.06          560,343.17     6.515       706          76.00
355................           3       2,402,932.04       0.45          800,977.35     5.973       695          71.43
354................           1         536,000.00       0.10          536,000.00     6.625       726          80.00
353................           1       2,000,000.00       0.38        2,000,000.00     5.750       741          62.50
351................           1         568,756.12       0.11          568,756.12     6.000       776          62.39
343................           1         899,922.53       0.17          899,922.53     7.250       732          61.33
339................           1         489,767.20       0.09          489,767.20     6.625       675          51.02
299................           1         448,339.53       0.08          448,339.53     5.875       643          55.43
246................           1         486,432.97       0.09          486,432.97     6.750       737          55.00
                      ---------  -----------------  ----------
  Total............         861    $528,999,537.50     100.00%
                      =========  =================  ==========

------------
(1)    As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans was approximately 359 months.



                                                Interest-Only Periods at Origination

                                                                                                   Weighted  Weighted       Weighted
                                                                                   Weighted         Average   Average        Average
                      Number of          Aggregate  Percent of            Average   Average  Remaining Term      FICO       Original
Interest Only          Mortgage  Principal Balance    Mortgage  Principal Balance  Mortgage     to Maturity    Credit  Loan-to-Value
Period (months)           Loans        Outstanding       Loans    Outstanding ($)   Rate(%)        (Months)     Score      Ratio (%)
------------------------------------------------------------------------------------------------------------------------------------
0..................         514    $317,412,423.08      60.00%         617,533.90     6.608             359       697          73.54
120................         347     211,587,114.42      40.00          609,761.14     6.729             359       708          75.44
                      ---------  -----------------  ----------
  Total............         861    $528,999,537.50     100.00%
                      =========  =================  ==========




                                              Prepayment Charge Periods at Origination

                                                                                                   Weighted  Weighted       Weighted
                                                                                   Weighted         Average   Average        Average
                      Number of          Aggregate  Percent of            Average   Average  Remaining Term      FICO       Original
Prepayment Charge      Mortgage  Principal Balance    Mortgage  Principal Balance  Mortgage     to Maturity    Credit  Loan-to-Value
Period (months)           Loans        Outstanding       Loans    Outstanding ($)   Rate(%)        (Months)     Score      Ratio (%)
------------------------------------------------------------------------------------------------------------------------------------
0..................         834    $509,484,812.89      96.31%         610,893.06     6.657             359       701          74.30
12.................           2       2,283,627.03       0.43        1,141,813.52     7.135             359       696          77.60
36.................           5       2,415,712.67       0.46          483,142.53     6.445             358       737          66.80
60.................          20      14,815,384.91       2.80          740,769.25     6.614             359       717          75.05
                      ---------  -----------------  ----------
  Total............         861    $528,999,537.50     100.00%
                      =========  =================  ==========